UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2013

HARBINGER GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-4219	74-1339132
(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 906-8555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Late in the afternoon on July 18, 2013, Harbinger Capital Partners LLC, Harbinger Capital Partners Offshore Manager, L.L.C., Harbinger Capital Partners Special Situations GP, L.L.C., and Philip A. Falcone (collectively, the “HCP Parties”) were informed that the United States Securities and Exchange Commission (“SEC”) voted not to approve the previously disclosed agreement in principle between the enforcement staff of the SEC and the HCP Parties regarding the settlement of two civil actions filed by the SEC against the HCP Parties.

None of the SEC’s actions were brought against Harbinger Group Inc. (the “Company”) or any of its subsidiaries (including, among others, Spectrum Brands Holdings, Inc., Fidelity & Guaranty Life Holdings, Inc., Five Island Asset Management LLC, Salus Capital Partners LLC, EXCO/HGI GP, LLC or any of their respective subsidiaries) and the subject matters described in these actions do not include any conduct involving, by, or on behalf of the Company or any of its subsidiaries. For more information regarding these matters, readers are directed to Item 1A. Risk Factors — “We are dependent on certain key personnel and our affiliation with Harbinger Capital; Harbinger Capital and certain key personnel exercise significant influence over us and our business activities; and business activities, legal matters and other matters that affect Harbinger Capital and certain key personnel could adversely affect our ability to execute our business strategy” in the Company’s Annual Report on Form 10-K filed with the SEC on November 27, 2011.

Forward Looking Statements

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Some of the statements contained in this report and certain oral statements made by our representatives from time to time regarding the matters discussed herein, including matters relating to the SEC civil actions, are or may be forward-looking statements. Such forward-looking statements are based upon management’s current expectations that are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such forward-looking statements. These statements and other forward-looking statements made from time-to-time by the Company and its representatives are based upon certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may” or similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation, developments regarding the SEC civil actions and related matters and those factors listed under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. The Company does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBINGER GROUP INC.

Date: July 19, 2013	By:	/s/ Ehsan Zargar
	Name:	Ehsan Zargar
	Title:	Vice President, Counsel and Corporate Secretary